Exhibit 99.3

12/29/2023 NUKKLEUS GROUP CORPORATE PRESENTATION A GATEWAY TO THE FUTURE OF FINANCE

LEGAL DISCLAIMER (I)

Disclaimer and Cautionary Note Regarding Forward-Looking Statements

This presentation (together with oral statements made in connection herewith, this "Presentation") contains selected confidential information about Nukkleus Inc. and its subsidiaries ("NUKK") and Brilliant Acquisition Corp. ("Brilliant"). By participating in this Presentation, you expressly agree to keep confidential all otherwise non-public information disclosed by us, whether orally or in writing, during this Presentation or in

No Offer or Solicitation

This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or "qualified institutional buyers" as defined in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither NUKK nor Brilliant is making an offer of the Securities in any state where the offer is not permitted.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. No representation, express or implied, is or will be given by NUKK, Brilliant or their respective affiliates and advisors as to the accuracy or completeness of the information contained in this Presentation.

Industry and Market Information

Information contained in this Presentation concerning NUKK's industry and the markets in which it operates, including NUKK's general expectations and market position, market opportunity and market size, is based on information from NUKK's management's estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. In some cases, we may not expressly refer to the sources from which this information is derived. Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and NUKK's knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable. In addition, assumptions and estimates of NUKK's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause NUKK's future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates.

Trademarks

All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and NUKK's or Brilliant's use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may not appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that NUKK or Brilliant will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Financial Products and Services Disclaimer:

Digital assets are subject to a number of risks. Digital asset markets and exchanges are not regulated with the same controls or customer protections available with other forms of financial products and are subject to an evolving regulatory environment. Digital assets may not have legal tender status and may not be covered by deposit protection insurance. Past performance is not a guide to future performance, nor is it a reliable indicator of future results or performance. Applicable laws, rules or regulations in your home jurisdiction may prohibit you from entering into transactions with us; consequently, some of the products and services on this site may not be available in certain jurisdictions. *For example, Jacobi Asset Management's fund is not available in the United States, and Digital RFQ is not licensed in any US States*. For more information about each of Nukkeleus' pillars, please review its EDGAR profile and filings. Nukkleus puts an emphasis on regulatory compliance and each pillar operates under regulatory umbrellas is appropriate jurisdictions: https://www.sec.gov/edgar/browse/?CIK=1592782

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LEGAL DISCLAIMER (II)

Use of Non-GAAP Financial Measures

This Presentation may include certain non-GAAP financial measures, including EBITDA, that are not prepared in accordance with Generally Accepted Accounting Principles ("GAAP") and that may be different from non-GAAP financial measures used by other companies. NUKK and Brilliant believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of NUKK. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Forward-looking non-GAAP financial measures are provided; they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to revenues, earnings, performance, strategies, the market, prospects and other aspects of the businesses of NUKK, Brilliant or a combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors, many of which are outside of the control of D- Orbit and Brilliant, could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the NUKK and Brilliant to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Brilliant or equity holders of NUKK is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to NUKK; (v) risks related to the rollout of NUKK's technologies; (vi) the effects of competition on NUKK's business; (vii) the level of product service or product failures that could lead customers to use competitors' services; (viii) developments and changes in laws and regulations; (ix) the impact of significant investigative, regulatory or legal proceedings; (x) the amount of redemption requests made by Brilliant's public stockholders; (xi) the ability of Brilliant or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (xii) those factors discussed in NUKK's Annual Report on Form 10-K for the fiscal year ended March 31, 2021, under the heading "Risk Factors," and other documents of NUKK filed, or to be filed, with the Securities and Exchange Commission ("SEC") and (xiii) those factors discussed in Brilliant's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, under the heading "Risk Factors," and other documents of Brilliant filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Brilliant nor NUKK presently know or that Brilliant and NUKK currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Brilliant's and NUKK's expectations, plans or forecasts of future events and views as of the date of this Presentation. Brilliant and NUKK anticipate that subsequent events and developments will cause Brilliant's and NUKK's assessments to change. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. NUKK and Brilliant undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information

If the contemplated business combination is pursued, NUKK (through an entity to be organized for purchases of effecting the business combination) intends to file a Registration Statement on Form S-4 with the SEC, which will include a preliminary proxy statement/prospectus. Brilliant will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. INVESTORS AND SECURITY HOLDERS OF BREEZE ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH BREEZE'S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTEMPLATED BUSINESS COMBINATION AND THE PARTIES THERETO. The definitive proxy statement/prospectus will be mailed to stockholders of Brilliant as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov.

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BACKGROUND THE WORLD OF FINANCE IS RIPE FOR DISRUPTION

5 ABOUT US A FINTECH AGGREGATOR

CHANGES IN THE LANDSCAPE 6 MARKET CONTEXT - Institutional investor portfolios predominantly made up of equity and bond allocations Shifting tides with growing favour of blockchain technology and - Global wire transfers could take up to 4 days to process at a cost of up to 5%** of the transaction - Billing can only be accepted in the local currency and costs the businesses - 52%* of investors now holding diversified portfolios with a mix of digital assets - International payments and transfers can now be made in as little as 60 minutes at less than 2% - Customers and clients can pay for goods in hundreds of currencies they prefer through digital tools and apps From traditional finance… …to digital finance. *The Institutional Investors Digital Assets Study, Fidelity Digital Assets **Key Currency rate, moneytransfer.com

Bitcoin ETF - A Safer Way for Investors to Play the Asset Class 7 Merging of traditional investment wrappers with blockchain currencies will drive the evolution of a new institutional grade asset class - BlackRock and Grayscale recently met with the Securities and Exchange Commission (SEC), presumably to discuss the approval requirements for their spot Bitcoin ETF applications. - Analysts predict that the SEC will approve some applications by January 10 th, 2024 which is the deadline for the ARK 21 Shares application (BlackRock's is March 15 th) . - Many analysts also predict that Bitcoin ’ s exchange rate with the dollar will rise significantly alongside the anticipated approval of spot Bitcoin ETFs. Analysts estimate that tens of billions of dollars will flow annually into Bitcoin ETFs, originating from broker - dealers, banks, and registered investment advisers (RIA). *NASDAQ.com, Bitcoin Magazine, Dec 9, 2023 CASE STUDY: CRYPTO ETF”S

Cross Border Payments - FASTER WAYS TO MOVE ASSETS GLOBALLY 8 Shifting tides in finance in favour of “ An increasing number of companies worldwide are using bitcoin and other digital assets for a host of investment, operational, and transactional purposes ” - Deloitte Business *The Institutional Investors Digital Assets Study, Fidelity Digital Assets **Key Currency rate, moneytransfer.com Correspondent Bank A TRADITIONAL SWIFT PROCESS Payer’s Bank Payment System Payment system Payee Correspondent Bank B Payee’s Bank Payer BLOCKCHAIN PAYMENTS Payer’s Bank Blockchain Payment Rail Payee Payer Fee Fee Fee Fee Fee Total - 5% of transaction Total - 2% of transaction CASE STUDY: CROSS BORDER PAYMENTS

ABOUT NUKK A GATEWAY TO THE FUTURE OF FINANCE

STRATEGY ABOUT US AN ECOSYSTEM APPROACH Creating an ecosystem of infrastructure solutions to traditional financial services providers adopting blockchain technology Targeting solutions in main growth verticals and subsegments that are at the basis of blockchain technology adoption by mainstream financial services, and that have well defined regulatory environments 10

ABOUT US

STRATEGY


TRANSACTIONS
ASSET
MANAGMENT
PAYMENTS
TECHNOLOGY

EXISTING PILLARS:

- **Asset Management –** In 2021, Nukkleus acquired a stake in Jacobi Asset Management, Europe's only regulated and approved bitcoin spot ETF traded on Euronext.
- **Payment Solutions –** Digital RFQ (DRFQ) leverages blockchain technology to bring efficiency and reduced costs to international B2B payments and currency exchange, making them more accessible in emerging markets and appropriate jurisdictions.

LOOKING AHEAD:

- **Transaction settlement and clearing technologies**
- **RegTech and Cyber technologies**
- **Banking and payments infrastructure**

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GROUP

BUSINESS MODEL 12 STRATEGY We acquire regulated or licensed businesses with complementary services within the banking and investment industry. GROWTH Developing management strategies, support the evolution of cutting edge products, and foster growth within the portfolio of fintech brands. FUNCTION We continuously leverage our public profile to promote and amplify our brands across all relevant mediums Nukkleus Inc. is a fintech aggregator . We strive to make a large impact in the individual businesses we invest in, to catalyse an even greater impact on the wider infrastructure of the finance industry. ADDING IT ALL UP Nukkleus is a fintech aggregator striving for maximum impact

THE VISION ABOUT US 13

PORTFOLIO BUILDING BLOCKS FOR THE FUTURE OF FINANCIAL SERVICES

JACOBI ASSET MANAGEMENT 15 PORTFOLIO Issuer of Digital assets and cryptocurrency can now become a part of diverse investment portfolios through a safe and secure equity - like product. Bitcoin investment is now available without the inconvenience of sourcing, securing, and storing it. Growth plans including primary and secondary listings in MENA and APAC. EUROPE'S ONLY REGULATED AND APPROVED BITCOIN SPOT ETF (Ticker BCOIN, Euronext) The Jacobi Bitcoin Exchange Traded Fund is the only fully approved and regulated Bitcoin ETF launched with tier 1 firms. As an open ended ETF, it offers the simplest and safest place for institutional, professional and sophisticated investors to access Bitcoin. Positioned to become a dominant European ETF issuer

Digital RFQ 16 PORTFOLIO Winner of Finance Magnates 2021 BILL Integrated solutions for businesses looking to accept payments in any fiat or crypto currency PAY International B 2 B payment solutions enabled through blockchain technology, leveraging best in class KYC Blockchain enabled payment gateways and trading ecosystem

PORTFOLIO

DIGICLEAR*

Bringing digital assets to institutional investors

CUSTODY and SETTLEMENT

Digital assets custody and settlement platform envisaged to become a utility operating system for value. Automated post-trade solution, delivering a high level of functionality. Clients can transfer underlying assets to alternative custodians at any time, limited only by existing payment rails.

PROPRIETARY DIGITAL ACCESS LOCK

Hardware Security Modules secure client assets. No staff access to client standard settlement instructions or asset transferrals; process of securely moving assets fully automated, monitored and processed within milliseconds. Safe-keeping policies enforce limits on the max amount of assets held per account

DIGICLEAR

Winner of the 2019 **Best New Technology in FX Award** at Trade Tech FX in Miami

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* Formerly registered as Koine

NUKKLEUS GROUP

PORTFOLIO

NUKKLEUS TECHNOLOGY

Full-service trading technology and advisory delivering E2E trading technology solutions

BROKERAGE TECHNOLOGY

An advanced trading tech platform for dealing and risk mgmt with global liquidity and customizable leveraging. Customers have control over their trading quote and liquidity strategies.

TRADING PLATFORM

A fully customizable White Label trading platform, XW Trader, XW Trader Mobile built for Traders On-The-Go.

MetaTrader 4/5 Trading Platform with MT4/5 Bridge.

LIQUIDITY

Offering trading liquidity through APIs for improved price execution and deep liquidity access.

nukk tech

Trading technology for modern F/X trading companies

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LEADERSHIP EXPERIENCED FINANCE EXECUTIVES WITH DEEP INDUSTRY EXPERTESE

A TEAM OF SEASONED PROFESSIONALS 20 LEADERSHIP EMIL ASSENTATO 30 years of Wall Street leadership in Institutional Sales and Senior Management, former Chief Executive Officer of Tradition North America CEO, Chairman JAMIE KHURSHID Experienced investment banker, fintech CEO and leader of European regulatory transparency in financial markets. Ex Goldman Sachs, Credit Suisse and Royal Bank of Scotland COO SHAWN DILKES 20 years of experience in designing, implementing and managing world - class, enterprise - level technology systems for fintech. Current CTO of FXDD CTO

LEADERSHIP

OUR BOARD

EMIL ASSENTATO

Chairman

30 years of Wall Street leadership in Institutional Sales and Senior Management, former Chief Executive Officer of Tradition North America

JAMIE KHURSHID

Board Member

Experienced investment banker, fintech CEO and leader of European regulatory transparency in financial markets. Ex Goldman Sachs, Credit Suisse and Royal Bank of Scotland

NICHOLAS GREGORY

Independent Board Member - Blockchain Strategy

Founder and CEO of CommerceBlock. Founding member of Crypto UK. Developed blockchain systems and programs for Verizon, Capgemini, Merrill Lynch and JP Morgan.

DANIEL MARCUS

Independent Board Member - Business Strategy

CEO of MarcX Limited, a financial market infrastructure advisory company. Previously Co-Head of Tradition UK Managed Business, CEO, ParFX and Trad-X and Global Head of Strategy and Business Development. Qualified lawyer.

BRIAN SCHWIEGER

Independent Board Member - Business Strategy

30 years in Commodity and Financial markets at London Stock, Bank of America Merrill Lynch and Morgan Stanley. Holds a number of Non-Executive Director and consulting roles.
Master's degree in Finance.

BRIAN FERRIER

Independent Board Member

Market research and implementation experience for technology start-ups. Holds several board roles for various technology companies ranging from IoT, ESG and Robot manufacturing. M.B.A. in Business Strategy.

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CONTACT US 22 THANK YOU For more information visit nukk.com , or contact us directly: Jamie Khurshid jkhurshid@nukkleus.com Nukkleus Inc. 525 Washington Blvd, 21st Floor, Jersey City, New Jersey 07310 USA